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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported) June 10, 1997

                        FRONTIER CORPORATION
      (Exact name of registrant as specified in its charter)

     New York         1-4166          16-0613330
    (State or other   (Commission     (IRS Employer
    jurisdiction of   File Number)    Identification No.)
    incorporation)


180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (716)777-1000

Item 5   Other Events
------   ------------
     Frontier Corporation announced the appointment of a new
President and Chief Operating Officer, Joseph P. Clayton, and other organizational changes.

     As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on
Form 8-K.
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                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                   Frontier Corporation
                                       (Registrant)

                                        /s/ Josephine S. Trubek
Dated: June 10, 1997               By:  ------------------------
                                        Josephine S. Trubek
                                        Secretary

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                           EXHIBIT INDEX



Exhibit Number      Description
--------------      ----------------------
     99             Press Release dated      Filed herewith
                    June 10, 1997